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                                                                    EXHIBIT 10.8

                            ICG COMMUNICATIONS, INC.
                          DIRECTORS' STOCK OPTION PLAN

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                            ICG COMMUNICATIONS, INC.
                          DIRECTORS' STOCK OPTION PLAN

                                    SECTION 1
                                  GENERAL TERMS

         1.1 PURPOSE. The ICG Communications, Inc. Directors' Stock Option Plan has been established by ICG Communications, Inc. to (i) attract and retain qualified persons to serve as Directors of the Company; (ii) provide incentive compensation opportunities for Directors that are competitive with those of other similar companies; and (iii) further identify the Directors' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2      PARTICIPATION. Participation is limited to Directors.

         1.3 OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Options granted under the Plan, will be subject to the provisions of Section 3 (relating to operation and administration). Capitalized terms in the Plan will be defined as set forth in
Section 7.

                                    SECTION 2
                                     OPTIONS

         2.1 GRANTS OF OPTIONS. Options granted under this Plan will be Non-Qualified Stock Options ("NSOs"). The Committee, in its discretion, may grant Options to any Director or Directors, in any amount.

         2.2 EXERCISE PRICE. The Exercise Price of each Option granted under the Plan will be established by the Committee or will be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price for any Option must equal at least the Fair Market Value of the Stock on the Grant Date.

         2.3 VESTING. Except as otherwise provided in the Option Agreement, all Options granted under this Plan will be 100% vested immediately upon grant.

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         2.4      PAYMENT OF OPTION EXERCISE PRICE. The payment of the Exercise
Price of an Option granted under this Plan will be subject to the following:

                  (a) Subject to the provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option will be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.4(c), payment may be made as soon as practicable after the exercise).

                  (b) The Exercise Price will be payable by cashier's or certified check or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

                  (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         2.5 SETTLEMENT OF OPTION. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable, which shall be set forth in the Option Agreement.

         2.6 TERM OF OPTION. Except as otherwise expressly provided in the Option Agreement, an Option may not be exercisable more than ten years from the Grant Date of the Option.

         2.7 EXERCISE OF OPTIONS. Vested Options may be exercised at any time during the Participant's service as a Director. Except as otherwise provided in any Option Agreement, or as otherwise determined by the Committee, the following provisions will apply with respect to the exercise of an Option after the Participant's service as a Director is terminated:

                  (a) Termination Because of Death or Disability: If the Participant dies or becomes Disabled during the Exercise Period while still serving as a Director, the vested Option may be exercised by those entitled to do so (who will be, in the event of the Participant's death, the Participant's beneficiary under Section 3.14) within eighteen (18) months following the Participant's death or Disability (provided that such exercise must occur within the Exercise Period), but not thereafter.

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                  (b)      Other Termination: If the Participant's service as a
Director is terminated within the Exercise Period for any reason other than for Cause or the Participant's death or Disability, the vested Option may be exercised by the Participant within 90 days following the date of such termination (provided that such exercise must occur within the Exercise Period), but not thereafter.

                  (c) Forfeiture for Terminations for Cause: In the event the Participant's service as a Director is terminated for Cause, any Option then held by such Participant (whether or not vested) will be cancelled and will become void and the Participant will have no further interest in such Option.

                                    SECTION 3
                          OPERATION AND ADMINISTRATION

         3.1 EFFECTIVE DATE. The Plan will be effective as of February 10, 2003; provided, however, that, if shareholder approval of the Plan is required by law, the Plan will not become effective unless approved by the shareholders and to the extent that Options are granted under the Plan prior to its approval by shareholders, the Options will be contingent on approval of the Plan by the shareholders of the Company.

         3.2 TERM OF PLAN. The Plan will remain in effect for ten years from the Effective Date of the Plan. Upon termination of the Plan, the terms of the Plan will remain applicable to the extent necessary as long as any Options under the Plan are outstanding.

         3.3 SHARES SUBJECT TO PLAN. The shares of Stock for which Options may be granted under the Plan will be subject to the following:

                  (a) Subject to the following provisions of this Section 3.3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan will equal 120,000 shares of Stock.

                  (b) To the extent any shares of Stock covered by an Option are not delivered to a Participant or beneficiary because the Option is forfeited or canceled, or shares of Stock are not delivered because the shares are used to satisfy applicable tax withholding obligations, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                  (c) If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery

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or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         3.4 GENERAL RESTRICTIONS. Delivery of shares of Stock under the Plan will be subject to the following:

                  (a) Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any shares of Stock under the Plan unless such delivery would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

                  (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         3.5 TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant otherwise is entitled under the Plan.

         3.6 DIVIDENDS AND DIVIDEND EQUIVALENTS. An Option may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Option (both before and after the Stock subject to the Option is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee will establish, including the reinvestment of such credited amounts in Stock equivalents.

         3.7 TRANSFERABILITY. Except as otherwise permitted by the Committee, Options under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

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         3.8      FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee will require.

         3.9 AGREEMENT WITH COMPANY. An Option granted under the Plan will be subject to such terms and conditions, not inconsistent with the Plan, as the Committee will, in its sole discretion, prescribe. The terms and conditions of any Option to any Participant will be reflected in an Option Agreement and in this Plan. A copy of such Option Agreement will be provided to the Participant, and the Committee may, but need not require that the Participant will sign a copy of such Option Agreement. The Participant and such Option Agreement will be subject to all of the terms of this Plan regardless of whether any Participant signature is required.

         3.10 ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Subsidiary will be evidenced by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such Company or Subsidiary.

         3.11 GENDER AND NUMBER. Where the context admits, words in any gender will include any other gender, words in the singular will include the plural and the plural will include the singular.

         3.12     LIMITATION OF IMPLIED RIGHTS.

                  (a) Neither a Participant nor any other person will, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the Stock issued under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan will constitute a guarantee that the assets of the Company or any Subsidiary will be sufficient to pay any benefits to any person.

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                  (b)      Participation by a Director will not give any
Director the right to be retained as a Director, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option under the Plan will confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         3.13 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on such evidence considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         3.14 BENEFICIARY OF OPTION. Each Participant may designate a beneficiary for the Participant's benefits under this Plan by filing a written beneficiary designation (in such form approved by the Committee), signed by the Participant, with the Committee prior to the death of the Participant. If there is no written beneficiary designation signed by the Participant and filed with the Committee in effect upon the Participant's death, the Participant's beneficiary will be the Participant's estate.

         3.15 BINDING EFFECT. This Plan will be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon the Participant and his or her heirs, beneficiaries, and personal representatives.

         3.16     LIABILITY AND INDEMNIFICATION.

                  (a) Neither the Company nor any Parent or Subsidiary will be responsible in any way for any action or omission of the Committee, or any other persons or fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Company nor any Parent or Subsidiary will be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Company or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                  (b) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of this Plan, the Company, each Parent and Subsidiary and the Committee will be held harmless by the Participant, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Company, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors, or

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shareholders of any of them, nor any other person will have any liability or responsibility with respect to this Plan, except as expressly provided herein.

         3.17 GOVERNING LAW. All issues relating to the validity, construction, and administration of this Plan will be governed the laws of the State of Delaware.

                                    SECTION 4
                             CORPORATE TRANSACTIONS

         The Committee shall make such adjustments (if any) as it deems appropriate and equitable, in its discretion, to the following: (a) the aggregate number of shares of Stock available for issuance under Options under
Section 3.3; (b) the number of shares of Stock covered by an outstanding Option;
(c) the Exercise Price of an outstanding Option; and (d) such other adjustments to outstanding Options as the Committee may determine to be appropriate and equitable; to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, or similar event of or by the Company. Such adjustments may include, without limitation, (i) the cancellation of outstanding Options in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Options, and (ii) the substitution of other property (including, without limitation, other securities) for the Stock covered by outstanding Options.

                                    SECTION 5
                                    COMMITTEE

         5.1 ADMINISTRATION. The authority to control and manage the operation and administration of the Plan will be vested in a committee (the "Committee") in accordance with this Section 5. The Committee will be selected by the Board and generally will consist of two or more members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that otherwise would be the responsibility of the Committee. The Board may appoint such special committees as the Board determines necessary or desirable in accordance with the following provisions:

                  (a) With respect to the grant of Options for which the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 is desired, the Option will be granted by a Committee consisting of (i) only "non-employee directors" or (ii) the full board of directors. Alternatively, the Option may be

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granted by a Committee consisting of persons who are not non-employee directors;
provided that the Option is approved by the full Board.

         5.2 POWERS OF COMMITTEE. The Committee's administration of the Plan will be subject to the following:

                  (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine those persons eligible to be granted Options under this Plan, to determine the time or times of Option grants and the number of shares covered by the Options, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Options, and (subject to the restrictions imposed by Section 6) to cancel or suspend the grant of Options.

                  (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Options in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                  (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Option Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                  (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

                  (e) In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

         5.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         5.4 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company will furnish the Committee with such data and information as it determines may be

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required for it to discharge its duties. The records of the Company will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 6
                            AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), materially adversely affect the rights of any Participant or beneficiary under any Option granted under the Plan prior to the date such amendment is adopted by the Board.

                                    SECTION 7
                                  DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions will apply:

         (a) Board. The term "Board" will mean the Board of Directors of the Company.

         (b) Cause. Unless otherwise defined in the Option Agreement, the term "Cause" will mean:

                  (i) a Participant's willful or gross negligence, in the performance of his or her duties for the Company, after prior written notice of such negligence and the continuance thereof for a period of 10 days after receipt by such Participant of such notice;

                  (ii) a Participant's willful or gross misconduct in the performance of his or her duties for the Company;

                  (iii) a Participant's intentional or habitual neglect of his or her duties for the Company; or

                  (iv) a Participant's theft or misappropriation of funds or property of the Company or any Parent or Subsidiary, or the commission of a felony.

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         (c)      Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code will include reference to any successor provision of the Code.

         (d) Company. The term "Company" means ICG Communications, Inc., and any successor thereto.

         (e) Director. The term "Director" means any non-employee director of the Company.

         (f) Disabled or Disability. Unless otherwise provided by the Committee, a Participant will be considered to be "Disabled" or to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than twelve months, as determined under Code Section 22(e)(3).

         (g)      Effective Date. The term "Effective Date" means February 10,
2003.

         (h) Exercise Period. The term "Exercise Period" means that period, as established by the Committee, during which an Option may be exercised, to the extent vested.

         (i) Exercise Price. The term "Exercise Price" means that price at which an Option may be exercised.

         (j) Fair Market Value. The term "Fair Market Value" will mean the last reported sale price for the Stock on a Trading Day (during normal business hours) or, in the event no such reported sale occurs on such Trading Day, the average of the closing bid and asked prices for the Stock on such Trading Date (during normal business hours), in either case on the principal securities exchange on which the Stock is listed or admitted to trading. If the Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, Fair Market Value will mean the closing sale price of the Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system (during normal business hours). If the Stock is not listed on NASDAQ or a comparable system, Fair Market Value will mean the closing sale price of the Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities

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Dealers, Inc. who make a market in the Stock, as selected from time to time by the Company for that purpose. A Trading Day will mean, if the Stock is listed on any securities exchange, a business day on which such exchange was open for trading and at least one trade of Stock was effected on such exchange on such business day, or, if the Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day on which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Stock. In the event the Stock is not publicly traded, the Fair Market Value of the Stock will be determined in good faith by the Committee.

         (k) Grant Date. The term "Grant Date" means the date, as determined by the Committee, as of which an Option is granted to an Director.

         (l) NSO. The term "NSO" means an Option that is not intended to be an "incentive stock option" as that term is described in Code Section 422(b).

         (m) Option. The term "Option" means a right to purchase shares of Stock at an Exercise Price established by the Committee.

         (n) Option Agreement. The term "Option Agreement" means the written document, in such form as is determined by the Committee, which reflects the terms and conditions of an Option granted to a Participant.

         (o) Parent. The term "Parent" means any company during any period in which it is a "parent corporation" (as that term is defined in Code Section 424(e)) with respect to the Company.

         (p) Participant. The term "Participant" means any Director who has been granted an Option.

         (q) Plan. The term "Plan" means this Directors' Stock Option Plan, as it may be amended.

         (r) Stock. The term "Stock" means shares of common stock of the Company.

         (s) Subsidiary. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code Section 424(f)) with respect to the Company.

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